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                            SUBSIDIARIES OF TRANSOCEAN INC.
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Consolidated  Subsidiaries
--------------------------

NAME                                                            JURISDICTION
----                                                            ------------
Transocean Holdings Inc.                                        Delaware
Transocean Offshore Deepwater Drilling Inc.                     Delaware
Transocean Offshore International Ventures Limited              Cayman Islands
Triton Drilling Limited                                         Cayman Islands
Transocean Offshore Limited                                     Cayman Islands
Transocean Offshore International Limited                       Cayman Islands
Transocean Offshore (North Sea) Limited                         Cayman Islands
Transocean Offshore Services Ltd.                               Cayman Islands
Transocean Offshore Europe Limited                              Cayman Islands
Transocean International Drilling Limited                       Cayman Islands
Transocean Offshore (Cayman) Inc.                               Cayman Islands
Transocean Alaskan Ventures Inc.                                Delaware
Transocean Drilling Services Inc.                               Delaware
Transocean Enterprise Inc.                                      Delaware
Transocean Offshore D.V. Inc.                                   Delaware
Transocean Offshore Norway Inc.                                 Delaware
Transocean Offshore USA Inc.                                    Delaware
Transocean Offshore Ventures Inc.                               Delaware
Transocean Offshore (U.K.) Inc.                                 Delaware
Transocean Offshore Caribbean Sea, L.L.C.                       Delaware
Sonat Offshore S.A.                                             Panama
Asie Sonat Offshore Sdn. Bhd.                                   Malaysia
Sonat Brasocean Servicos de Perfuracoes Ltda.                   Brazil
Sonat Offshore do Brasil Perfuracoes Maritimos Ltda.            Brazil
Transocean Brasil Ltda.                                         Brazil
Transocean Investimentos Ltda.                                  Brazil
Transocean Offshore Nigeria Ltd.                                Nigeria
Transocean Services AS                                          Norway
Transocean Offshore Holdings ApS                                Denmark
Transocean UK Limited                                           U.K.
Transocean Services UK Ltd.                                     U.K.
Transocean I AS                                                 Norway
Transocean Drilling (U.S.A.) Inc.                               Texas
Transocean Drilling (Nigeria) Ltd.                              Nigeria
SDS Offshore Ltd.                                               U.K.
Transocean Drilling Ltd.                                        U.K.
Transocean Sino Ltd.                                            U.K.
Wilrig Offshore (UK) Ltd.                                       U.K.
Wilrig Drilling (Canada) Inc.                                   Canada
Sedco Forex Holdings Limited                                    British Virgin Islands
Sedco Forex International, Inc.                                 Panama
Cariba Ships Corporation N.V.                                   Netherlands Antilles


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Caspian Sea Ventures International Ltd. (75%)                   British Virgin Islands
Hellerup Finance International Ltd.                             Ireland
International Chandlers, Inc.                                   Texas
Sedco Forex Canada Ltd.                                         Alberta
Sedco Forex Corporation                                         Delaware
Transocean Sedco-Forex Brazil Ltda.                             Brazil
Sedco Forex International Drilling, Inc.                        Panama
PT Hitek Nusantara Offshore Drilling (80%)                      Indonesia
Sedco Forex International Resources, Limited                    British Virgin Islands
Sedco Forex International Services, S.A.                        Panama
Sedco Forex of Nigeria Limited (60%)                            Nigeria
Sedco Forex Offshore International N.V. (Limited)               Netherlands Antilles
Sedco Forex Shorebase Support Limited                           U.K.
Sedco Forex Technical Services, Inc.                            Panama
Sedco Forex Technology, Inc.                                    Panama
Services Petroliers Sedco Forex                                 France
Triton Holdings Limited                                         British Virgin Islands
Sefora Maritime Ltd.                                            British Virgin Islands
Triton Industries, Inc.                                         Panama
Sedneth Panama S.A.                                             Panama
Transocean Sedco Forex Ventures Limited                         Cayman Islands
Transocean Support Services Limited                             Cayman Islands
TODCO                                                           Delaware
Cliffs Drilling Company                                         Delaware
R&B Falcon Drilling (International & Deepwater) Inc.            Delaware
R&B Falcon Deepwater Development Inc.                           Nevada
Cliffs Drilling (Barbados) Holdings SRL                         Barbados
Cliffs Drilling Trinidad L.L.C.                                 Delaware
Cliffs Drilling do Brasil Servicos de Petroleo S/C Ltda. (90%)  Brazil
Cliffs Drilling (Barbados) SRL                                  Barbados
Cliffs Drilling Trinidad Offshore Limited                       Trinidad
Falcon Atlantic Ltd.                                            Cayman Islands
Perforaciones Falrig De Venezuela C.A.                          Venezuela
Raptor Exploration Company, Inc.                                Delaware
THE Offshore Drilling Company                                   Delaware
Arcade Drilling AS                                              Norway
R&B Falcon Drilling Co.                                         Oklahoma
TODCO Management Services, Inc.                                 Delaware
Reading & Bates Coal Co.                                        Nevada
Reading & Bates Development Co.                                 Delaware
R&B Falcon Deepwater (UK) Limited                               England
R&B Falcon Drilling Limited, LLC                                Oklahoma
R&B Falcon Exploration Co.                                      Oklahoma
R&B Falcon, Inc. LLC                                            Oklahoma
R&B Falcon International Energy Services B.V.                   Netherlands
R&B Falcon (Ireland) Limited                                    Ireland
R&B Falcon Offshore Limited, LLC                                Oklahoma
R&B Falcon (U.K.) Limited                                       England
RBF Deepwater Exploration Inc.                                  Nevada


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RBF Deepwater Exploration II Inc.                               Nevada
RBF Drilling Co.                                                Oklahoma
RBF Drilling Services, Inc.                                     Oklahoma
RBF Exploration Co.                                             Nevada
RBF Rig Corporation, LLC                                        Oklahoma
Reading & Bates-Demaga Perfuracoes Ltda.                        Brazil
PT Transocean Indonesia                                         Indonesia
RB International Ltd.                                           Cayman Islands
RB Mediterranean Ltd.                                           Cayman Islands
TODCO Mexico Ltd.                                               Cayman Islands
RBF Servicos Angola, Limitada                                   Angola
NRB Drilling Services Limited (60%)                             Nigeria
RBF (Nigeria) Limited                                           Nigeria
Shore Services, LLC                                             Texas
R&B Falcon (A) Pty Ltd                                          Australia
R&B Falcon Canada Co.                                           Canada
R&B Falcon B.V.                                                 Netherlands
R&B Falcon (Caledonia) Limited                                  England
RB Anton Ltd.                                                   Cayman Islands
RB Astrid Ltd.                                                  Cayman Islands
TODCO Trinidad Ltd.                                             Cayman Islands
R&B Falcon Drilling do Brasil, Ltda.                            Brazil
Transocean Deepwater Pathfinder Limited                         Cayman Islands
Transocean Deepwater Frontier Limited                           Cayman Islands
R&B Falcon (M) Sdn. Berhad                                      Malaysia
Servicos Integrados Petroleros C.C.I.S.A. (67%)                 Venezuela
RBF Finance Co.                                                 Delaware
Transocean Management Inc.                                      Delaware
Transocean International Drilling, Inc.                         Delaware
Transocean Offshore Drilling Services, LLC                      Delaware
Transocean Mediterranean LLC                                    Delaware
Transocean Nautilus Finance LLC                                 Delaware
TODCO Mexico Inc.                                               Delaware


Non-Consolidated Entities (Ownership Interest Noted)
----------------------------------------------------

DeepVision L.L.C. (50%)                                         Delaware
Overseas Drilling Ltd. (50%)                                    Liberia
Deepwater Drilling L.L.C. (50%)                                 Delaware
Deepwater Drilling II L.L.C. (60%)                              Delaware
Transocean-Nabors Drilling Technology LLC (50%)                 Delaware
Perforadora Central S.A. de C.V. (50%)                          Mexico
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